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                                                                    EXHIBIT 10.1


We hereby consent to the use in the Offering Circular constituting part of this Form 10-SB Registration Statement of our report dated February 5, 1997 relating to the financial statements of Cable Link, Inc., which appears in such Offering Circular.


                                                Groner, Boyle & Quillin, LLP

May 27, 1998